LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 31, 2012, OF

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Effective September 1, 2012, the following information is added to the table in the fund’s Statement of Additional Information (“SAI”) that appears in the section titled “Other Accounts Managed by Portfolio Managers” and is as of June 30, 2012:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)

Dennis J. McNamara	Other registered investment companies	3	0.71	0	0

	Other pooled investment vehicles	27	9.47	0	0

	Other accounts	157	53.90	8	1.58

Effective September 1, 2012, the following information is added to the section of the fund’s SAI titled “Portfolio Manager Securities Ownership”:

As of June 30, 2012, Dennis J. McNamara did not own any securities of the fund.

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